UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10603

Western Asset Premier Bond Fund

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2016

WESTERN ASSET

PREMIER BOND FUND (WEA)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to provide current income and capital appreciation.

Under normal market conditions, the Fund expects to invest substantially all (but at least 80%) of its total managed assets in bonds, including corporate bonds, U.S. government and agency securities and mortgage-related securities, and at least 65% of its total managed assets in bonds that, at the time of purchase, are of investment grade quality. The Fund may invest up to 35% of its total managed assets in bonds of below investment grade quality (commonly referred to as “junk bonds”) at the time of purchase. The Fund may invest in securities or instruments other than bonds (including preferred stock) and may invest up to 10% of its total managed assets in instruments denominated in currencies other than the U.S. dollar. The Fund may invest in a variety of derivative instruments for investment or risk management purposes. The Fund expects that the average effective duration of its portfolio will range between 3.5 and seven years, although this target duration may change from time to time. Trust preferred interests and capital securities are considered bonds and not preferred stock for purposes of the foregoing guidelines.

II	Western Asset Premier Bond Fund

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Premier Bond Fund for the twelve-month reporting period ended December 31, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2017

Western Asset Premier Bond Fund	III

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended December 31, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first and second quarter 2016 U.S. gross domestic product (“GDP”)i growth was 0.8% and 1.4%, respectively. GDP growth for the third quarter of 2016 was 3.5%, the strongest reading in two years. The U.S. Department of Commerce’s initial reading for fourth quarter 2016 GDP growth — released after the reporting period ended — was 1.9%. The deceleration in growth reflected a downturn in exports, an acceleration in imports, a deceleration in personal consumption expenditures and a downturn in federal government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on December 31, 2016, the unemployment rate was 4.7%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed also declined over the period. In December 2016, 24.2% of Americans looking for a job had been out of work for more than six months, versus 26.9% when the period began.

After an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iii increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting in mid-December 2016. On December 14, 2016, the Fed raised rates to a range between 0.50% and 0.75%. In the Fed’s statement after the December meeting it said, “The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

IV	Western Asset Premier Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds. Under normal market conditions, the Fund expects to invest substantially all (but at least 80%) of its total managed assetsi in bonds, including corporate bonds, U.S. government and agency securities and mortgage-related securities, and at least 65% of its total managed assets in bonds that, at the time of purchase, are of investment grade quality. The Fund may invest up to 35% of its total managed assets in bonds of below investment grade quality (commonly referred to as “junk” bonds) at the time of purchase. The Fund may invest in securities or instruments other than bonds (including preferred stock) and may invest up to 10% of its total managed assets in instruments denominated in currencies other than the U.S. dollar. The Fund may invest in a variety of derivative instruments for investment or risk management purposes. The Fund expects that the average effective durationii of its portfolio will range between 3.5 and seven years, although this target duration may change from time to time. Trust preferred interests and capital securities are considered bonds and not preferred stock for purposes of the foregoing guidelines.

At Western Asset Management Company (“Western Asset”), the Fund’s investment adviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Michael C. Buchanan and Christopher F. Kilpatrick.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The credit markets experienced periods of volatility but generated positive results over the twelve-month reporting period ended December 31, 2016. Both short- and long-term Treasury yields moved higher during the reporting period as a whole. The yield for the two-year Treasury began the reporting period at 1.06% and ended the period at 1.20%. Their peak of 1.29% occurred on December 15, 2016, and they were as low as 0.56% on July 5, 2016. The yield for the ten-year Treasury was 2.27% at the beginning of the period and ended the period at 2.45%. Their peak of 2.60% was on both December 15 and 16, 2016, and their low of 1.37% occurred on both July 5 and July 8, 2016.

Regarding the global credit markets for the twelve months ended December 31, 2016, the period will be remembered for its heightened volatility. Prior to the reporting period, during the summer of 2015, we experienced falling commodity prices, fears over global growth, reduced liquidity and uncertainty surrounding the Federal Reserve Board’s (the “Fed”)iii interest rate policy. These concerns generally continued through mid-February 2016. Against this backdrop, spread sectors widened, technicals significantly deteriorated, default expectations increased, rating agencies aggressively

Western Asset Premier Bond Fund 2016 Annual Report	1

Fund overview (cont’d)

downgraded commodity-related businesses and several dedicated credit funds experienced redemptions or announced liquidation strategies. Mid-February 2016 through the end of the reporting period was, in general, met with strong demand for credit. This reversal occurred as market technicals materially improved, investors seemed energized by more compelling valuations, energy markets stabilized and then moved higher, and the market easily digested surprises such as the U.K. voting to leave the European Union (“Brexit”) and Donald Trump winning the U.S. presidential election.

All told, the Bloomberg Barclays U.S. Aggregate Indexiv, returned 2.65% during the reporting period. Investment grade rated corporates and high-yield bonds generated stronger results. Over the reporting period, the investment grade rated Bloomberg Barclays Global Aggregate Corporate Indexv returned 5.63%, the Bloomberg Barclays Global High Yield Index (USD hedged)vi gained 15.60%.

Q. How did we respond to these changing market conditions?

A. We maintained the general theme of a higher quality levered credit mandate. That being said, we did make a number of adjustments to the portfolio during the reporting period. From a quality perspective, the Fund continued to allocate roughly two-thirds of its portfolio to investment-grade rated bonds. However, within our below investment grade bond allocation, we increased the quality of our holdings by adding BB-rated exposure, while paring our allocation to CCC and below rated bonds. Lower quality spread product outperformed during 2016, and we felt it was prudent to improve the quality of the Fund as valuations increased. From a sector perspective, we continued to emphasize the Financials sector. However, we reduced our exposure as valuations became less attractive. German bank Deutsche Bank AG entered the headlines as market participants questioned the quality of its balance sheet, and concerns arose that the U.K. may, and eventually did, exit the Eurozone. We maintained our Communications1 sector exposure, as it is historically seen as a more defensive sector with consistent cash flows. The Energy sector had a very volatile calendar year and the rating agencies downgraded several issuers from investment-grade to below investment-grade. We added “fallen angel” energy exposure during the reporting period. These additions, thus far, have proved an attractive entry point as energy prices stabilized in February 2016 and moved higher through the remainder of the reporting period. We ended the reporting period with roughly a 15% allocation in the sector. Additionally, we actively participated in the new issuance market by selectively purchasing securities that we felt were attractively valued.

We continued to emphasize credit risk over interest rate risk during the reporting period. That being said, we added U.S. government bonds as the “ballast” versus our concentrated spread product positions. Additionally, we increased the durationvii of the portfolio, as we felt rates could rally and move lower during periods of heightened volatility. The Fund ended the reporting period with a net effective duration of 7.8 years, up roughly one year from the beginning of the reporting period. For comparison purposes, the investment grade corporate

[1]	Communications consists of the following industries: Media - Cable, Media - Non-Cable and Telecommunications.

2	Western Asset Premier Bond Fund 2016 Annual Report

bond market had a duration of roughly 7.0 years for the same period.

During the reporting period, we employed U.S. Treasury futures to manage the Fund’s duration. These futures contracts, overall, contributed to performance. Currency forwards were primarily used to hedge the Fund’s euro- and pound-denominated bonds back to U.S. dollars. These currency hedges had a positive impact on performance. As we anticipated, the U.S. dollar strengthened versus the euro during the reporting period as the European Central Bankviii continued their quantitative easing program. In addition, Brexit pressured the pound during the reporting period. Overall, the use of derivative instruments contributed to the Fund’s performance during the reporting period.

The use of leverage was tactically managed during the reporting period. We ended the period with leverage as a percentage of gross assets marginally lower at roughly 26%, versus 27% from the beginning of the year. The use of leverage was beneficial to performance.

Performance review

For the twelve months ended December 31, 2016, Western Asset Premier Bond Fund returned 14.47% based on its net asset value (“NAV”)ix and 15.27% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg Barclays U.S. Corporate High Yield Indexx and the Bloomberg Barclays U.S. Credit Indexxi, returned 17.13% and 5.63%, respectively, for the same period. The Lipper Corporate BBB-Rated Debt Closed-End Funds Category Averagexii returned 7.34% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $1.03 per share*. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of December 31, 2016. Past performance is no guarantee of future results.

Performance Snapshot as of December 31, 2016
Price Per Share	12-Month Total Return**
$13.88 (NAV)	14.47	%†
$12.95 (Market Price)	15.27	%‡

All figures represent past performance and are not a guarantee of future results

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The Fund had a negative total return of roughly 2.75% during the first two months of the reporting period before materially rebounding and finishing with a positive total return of 14.47% based on its NAV for the period as a whole.

*	For the tax character of distributions paid during the fiscal year ended December 31, 2016, please refer to page 45 of this report.

Western Asset Premier Bond Fund 2016 Annual Report	3

Fund overview (cont’d)

Issuer selection was beneficial across several spread product sectors. A number of the portfolio’s investment-grade corporate bonds were additive to performance. Examples of holdings that contributed to results were overweight positions in Charter Communications secured bonds Time Warner Cable LLC., Anadarko Petroleum Corp., Kinder Morgan, Inc. and Enterprise Products Operating LLC. Charter Communications and Time Warner Cable LLC merged during the reporting period and have since achieved merger synergies and posted consistent positive fundamental results. Energy issuers Anadarko Petroleum Corp., Kinder Morgan, Inc. and Enterprise Products Operating LLC. benefited from the previously mentioned stabilizing commodity prices.

Overall, the Fund’s exposure to high-yield corporate bonds was beneficial for results. Examples of holdings that contributed to performance were Energy holding Oasis Petroleum, Inc., Chesapeake Energy Corp. and Whiting Petroleum Corp. As energy and commodity prices stabilized, investors shifted from being fearful to constructive, driven by more compelling valuations.

Away from the Energy sector, an overweight allocation to U.S. wireless company Sprint Capital Corp, Sprint Corp. and Sprint Communications, Inc. was rewarded. Sprint is one of the largest issuers in the high-yield market and thus was more impacted during the risk-off technical downturn as credit funds were unwinding during the first half of the reporting period. In addition, we felt the market was not giving the company credit for its ownership structure. Sprint is owned by the BB-rated Japanese multi-national, Softbank Group. All told, Sprint continued to post improving fundamental results and its bonds outperformed during the reporting period as a whole.

Within the emerging market debt asset class, the Fund’s overweight exposures to Republic of Argentina sovereign debt, as well as our commodity-related exposure in issuers such as Ecopetrol SA, Vale Overseas Limited and Petrobras Global Finance BV, were beneficial for performance. Argentina completed restructuring negotiations and tapped global markets with a refinancing transaction. In addition, the country was upgraded by Moody’s Investor Service to single B towards the end of the reporting period, sending its bond prices higher. As previously mentioned, the stabilization in commodity prices was beneficial for our holdings in the emerging market asset class.

Q. What were the leading detractors from performance?

A. While the Fund performed very well during the reporting period, a number of our individual issuers detracted from results. Within the emerging market asset class, an allocation to Oi Brasil Holdings SA was a headwind for performance. Brazilian wireless and wireline operator Oi Brasil Holdings posted disappointing fundamental results, pressuring its bond prices. The company improved its balance sheet by proactively selling assets, including their Portuguese operations. In addition, they were rumored to be in merger and/or outright sale discussions for their Brazilian business, which ultimately proved unsuccessful. The company is in the process of restructuring their balance sheet and negotiations have begun with bondholders.

While the Fund’s allocation to high-yield corporate bonds performed well overall during the reporting period, its overweight position in Intelsat Luxembourg SA detracted from performance. Intelsat

4	Western Asset Premier Bond Fund 2016 Annual Report

Luxembourg is the largest global satellite communications operator in the world. Fundamental performance at the company was disappointing as capacity increases pressured the pricing environment for the company’s various service offerings. Against this backdrop, Intelsat Luxembourg bonds geared weak results during the reporting period.

Looking for additional information?

The Fund is traded under the symbol “WEA” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XWEAX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Premier Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 21, 2017

RISKS: The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment’s price. The Fund may invest in high-yield bonds (commonly referred to as “junk” bonds), which are rated below investment grade and carry more risk than higher-rated securities. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed-income securities. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may invest, to a limited extent, in foreign securities, including emerging markets, which involve additional risks. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

Portfolio holdings and breakdowns are as of December 31, 2016 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 10 through 25 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be

Western Asset Premier Bond Fund 2016 Annual Report	5

Fund overview (cont’d)

construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2016 were: Financials (22.6%), Energy (19.9%), Consumer Discretionary (19.0%), Telecommunication Services (11.7%) and Asset-Backed Securities (9.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	“Total managed assets” equals the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

ii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates. Funds that employ leverage calculate effective duration based off of net assets.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Bloomberg Barclays Global Aggregate Corporate Index represents the corporates portion of the Bloomberg Barclays Global Aggregate index grouping.

vi

The Bloomberg Barclays Global High Yield Index provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices.

vii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

viii	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

ix

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

[x]

The Bloomberg Barclays U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (“PIK”) bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures and 144A securities are also included.

xi	The Bloomberg Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

xii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

6	Western Asset Premier Bond Fund 2016 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the Fund’s portfolio as of December 31, 2016 and December 31, 2015 and does not include derivatives such as futures contracts and forward foreign currency contracts. The Fund’s portfolio is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.
‡	Effective August 31, 2016, the Financials sector was redefined to exclude real estate and a Real Estate sector was created.

Western Asset Premier Bond Fund 2016 Annual Report	7

Spread duration (unaudited)

Economic exposure — December 31, 2016

Total Spread Duration
WEA	— 5.48 years
Benchmark	— 6.97 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WEA	— Western Asset Premier Bond Fund

8	Western Asset Premier Bond Fund 2016 Annual Report

Effective duration (unaudited)

Interest rate exposure — December 31, 2016

Total Effective Duration
WEA	— 5.81 years
Benchmark	— 7.07 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WEA	— Western Asset Premier Bond Fund

Western Asset Premier Bond Fund 2016 Annual Report	9

Schedule of investments

December 31, 2016

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 104.7%
Consumer Discretionary — 18.9%
Auto Components — 1.3%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	1,180,000	$1,156,400	(a)
IHO Verwaltungs GmbH, Senior Secured Bonds	4.125%	9/15/21	230,000	232,300	(a)(b)
IHO Verwaltungs GmbH, Senior Secured Bonds	4.750%	9/15/26	230,000	221,950	(a)(b)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	530,000	539,275	(a)
Total Auto Components				2,149,925
Automobiles — 2.5%
Daimler Finance NA LLC, Notes	8.500%	1/18/31	1,000,000	1,506,151
General Motors Co., Senior Notes	4.875%	10/2/23	500,000	524,136
General Motors Co., Senior Notes	6.600%	4/1/36	140,000	160,021
General Motors Co., Senior Notes	6.250%	10/2/43	1,750,000	1,934,588
Total Automobiles				4,124,896
Hotels, Restaurants & Leisure — 3.2%
Brinker International Inc., Senior Notes	5.000%	10/1/24	3,260,000	3,251,850	(a)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	345,000	358,800	(a)
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	430,000	448,447
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	220,000	231,275	(a)
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Senior Secured Notes	6.750%	11/15/21	700,000	708,750	(a)
Scientific Games International Inc., Senior Secured Notes	7.000%	1/1/22	260,000	278,850	(a)
Total Hotels, Restaurants & Leisure				5,277,972
Household Durables — 0.2%
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	390,000	407,550
Media — 10.7%
21st Century Fox America Inc., Senior Debentures	8.875%	4/26/23	400,000	520,428
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.464%	7/23/22	500,000	522,516
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	1,270,000	1,338,491
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	420,000	479,569
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	2,130,000	2,462,448
Comcast Corp., Notes	7.050%	3/15/33	1,000,000	1,342,488
DISH DBS Corp., Senior Notes	7.750%	7/1/26	650,000	732,875
SFR Group SA, Senior Secured Notes	7.375%	5/1/26	2,020,000	2,070,500	(a)
Time Warner Cable LLC, Debentures	7.300%	7/1/38	720,000	885,702

See Notes to Financial Statements.

10	Western Asset Premier Bond Fund 2016 Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
Time Warner Cable LLC, Senior Notes	5.850%	5/1/17	500,000		$507,096
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	1,820,000	EUR	2,035,563	(a)
Viacom Inc., Senior Notes	3.450%	10/4/26	1,600,000		1,478,718
Viacom Inc., Senior Notes	4.375%	3/15/43	2,120,000		1,688,697
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	8/15/26	820,000		817,950	(a)
Ziggo Secured Finance BV, Senior Secured Notes	5.500%	1/15/27	770,000		750,596	(a)
Total Media					17,633,637
Specialty Retail — 1.0%
L Brands Inc., Debentures	6.950%	3/1/33	180,000		180,000
L Brands Inc., Senior Notes	6.875%	11/1/35	280,000		285,600
L Brands Inc., Senior Notes	7.600%	7/15/37	240,000		245,400
Sally Holdings LLC/Sally Capital Inc., Senior Notes	5.625%	12/1/25	420,000		436,800
ServiceMaster Co., LLC, Senior Notes	5.125%	11/15/24	460,000		466,900	(a)
Total Specialty Retail					1,614,700
Total Consumer Discretionary					31,208,680
Consumer Staples — 5.0%
Beverages — 1.0%
Anheuser-Busch InBev Finance Inc., Senior Notes	4.700%	2/1/36	540,000		568,009
Anheuser-Busch InBev Finance Inc., Senior Notes	4.900%	2/1/46	1,010,000		1,091,678
Total Beverages					1,659,687
Food & Staples Retailing — 2.1%
CVS Pass-Through Trust, Secured Bonds	5.789%	1/10/26	388,622		422,915	(a)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	409,108		451,456
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	411,909		461,790
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	403,844		473,665
CVS Pass-Through Trust, Secured Notes	7.507%	1/10/32	401,344		488,703	(a)
Kroger Co., Senior Notes	6.400%	8/15/17	1,090,000		1,122,395
Total Food & Staples Retailing					3,420,924
Food Products — 1.5%
Kraft Heinz Foods Co., Senior Notes	3.000%	6/1/26	440,000		413,089
Lamb Weston Holdings Inc., Senior Notes	4.625%	11/1/24	670,000		671,675	(a)
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	430,000		425,431	(a)
WM Wrigley Jr. Co., Senior Notes	2.000%	10/20/17	1,000,000		1,005,029	(a)
Total Food Products					2,515,224
Household Products — 0.2%
Central Garden & Pet Co., Senior Notes	6.125%	11/15/23	250,000		263,750

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2016 Annual Report	11

Schedule of investments (cont’d)

December 31, 2016

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Tobacco — 0.2%
Reynolds American Inc., Senior Notes	5.850%	8/15/45	310,000	$367,079
Total Consumer Staples				8,226,664
Energy — 19.2%
Energy Equipment & Services — 0.5%
CGG, Senior Notes	6.500%	6/1/21	750,000	345,000
Ensco PLC, Senior Notes	4.700%	3/15/21	100,000	96,192
Pride International Inc., Senior Notes	7.875%	8/15/40	400,000	358,000
Total Energy Equipment & Services				799,192
Oil, Gas & Consumable Fuels — 18.7%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	570,000	725,409
Anadarko Petroleum Corp., Senior Notes	4.850%	3/15/21	500,000	536,119
Anadarko Petroleum Corp., Senior Notes	4.500%	7/15/44	1,000,000	939,551
Apache Corp., Senior Notes	4.250%	1/15/44	250,000	246,456
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	130,000	82,875	*(c)
BP Capital Markets PLC, Senior Notes	3.723%	11/28/28	410,000	416,592
Burlington Resources Finance Co., Senior Notes	7.400%	12/1/31	450,000	586,899
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes	11.500%	1/15/21	550,000	628,375	(a)
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	320,000	300,000
Chesapeake Energy Corp., Senior Notes	8.000%	1/15/25	230,000	234,600	(a)
Continental Resources Inc., Senior Notes	4.500%	4/15/23	500,000	490,000
Continental Resources Inc., Senior Notes	4.900%	6/1/44	500,000	427,500
Devon Energy Corp., Debentures	7.950%	4/15/32	310,000	392,527
Devon Energy Corp., Senior Notes	3.250%	5/15/22	500,000	496,827
Ecopetrol SA, Senior Bonds	4.125%	1/16/25	510,000	477,615
Ecopetrol SA, Senior Notes	5.875%	9/18/23	45,000	47,633
Ecopetrol SA, Senior Notes	5.875%	5/28/45	1,510,000	1,304,640
Enterprise Products Operating LLC, Senior Notes	4.050%	2/15/22	880,000	927,681
Enterprise Products Operating LLC, Senior Notes	5.100%	2/15/45	1,000,000	1,054,649
EOG Resources Inc., Senior Notes	3.150%	4/1/25	2,250,000	2,207,707
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	190,000	232,836
Kinder Morgan Inc., Senior Bonds	5.550%	6/1/45	1,500,000	1,577,659
Magnum Hunter Resources Corp. Escrow	—	—	960,000	0	*(d)(e)
MEG Energy Corp., Senior Notes	6.500%	3/15/21	690,000	638,250	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	60,000	54,300	(a)
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	7.500%	11/1/23	500,000	516,250	(a)
NGPL PipeCo LLC, Senior Secured Notes	7.768%	12/15/37	490,000	519,400	(a)

See Notes to Financial Statements.

12	Western Asset Premier Bond Fund 2016 Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Noble Energy Inc., Senior Notes	5.250%	11/15/43	1,000,000	$1,018,614
Oasis Petroleum Inc., Senior Notes	7.250%	2/1/19	370,000	370,000
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	520,000	529,750
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	340,000	348,500
Occidental Petroleum Corp., Senior Notes	3.500%	6/15/25	350,000	354,943
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	310,000	270,847
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	920,000	772,800
Petroleos Mexicanos, Senior Notes	5.375%	3/13/22	70,000	71,679	(a)
Petroleos Mexicanos, Senior Notes	4.250%	1/15/25	1,500,000	1,379,100
Petroleos Mexicanos, Senior Notes	6.500%	3/13/27	320,000	330,080	(a)
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	1,000,000	1,081,102	(a)
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	250,000	270,276	(f)
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	350,000	358,750	(a)
RSP Permian Inc., Senior Notes	5.250%	1/15/25	830,000	834,150	(a)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	440,000	471,900
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.000%	3/15/27	1,350,000	1,361,812	(a)
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	380,000	361,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.125%	2/1/25	460,000	456,550	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.375%	2/1/27	490,000	485,100	(a)
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	1,000,000	1,260,966	(a)
Whiting Petroleum Corp., Senior Notes	5.000%	3/15/19	480,000	481,877
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	200,000	200,000
Williams Cos. Inc., Debentures	7.500%	1/15/31	443,000	499,482
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	60,000	59,550
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	39,000	47,093
WPX Energy Inc., Senior Notes	7.500%	8/1/20	160,000	172,000
WPX Energy Inc., Senior Notes	8.250%	8/1/23	210,000	234,675
YPF Sociedad Anonima, Senior Notes	8.500%	3/23/21	720,000	772,272	(a)
Total Oil, Gas & Consumable Fuels				30,917,218
Total Energy				31,716,410
Financials — 21.4%
Banks — 13.8%
Bank of America Corp., Senior Notes	5.000%	5/13/21	1,100,000	1,197,942
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	1,200,000	1,214,527
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	610,000	757,443	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	2,750,000	3,018,125

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2016 Annual Report	13

Schedule of investments (cont’d)

December 31, 2016

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
BNP Paribas SA, Junior Subordinated Notes	7.375%	8/19/25	510,000		$513,159	(a)(g)(h)
BPCE SA, Subordinated Notes	5.150%	7/21/24	1,000,000		1,016,606	(a)
Capital One N.A., Senior Notes	1.500%	3/22/18	1,810,000		1,801,978
CIT Group Inc., Senior Notes	5.000%	8/15/22	250,000		260,625
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	500,000		498,386
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	200,000		219,802
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	1,000,000		1,213,094
Credit Agricole SA, Junior Subordinated Notes	8.125%	12/23/25	1,080,000		1,136,657	(a)(g)(h)
HBOS PLC, Subordinated Notes	6.750%	5/21/18	700,000		738,148	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	3,300,000		3,312,375	(g)(h)
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	500,000		533,154
Lloyds Banking Group PLC, Senior Notes	3.100%	7/6/21	400,000		405,377
Lloyds Banking Group PLC, Subordinated Notes	4.500%	11/4/24	1,000,000		1,017,649
Royal Bank of Scotland Group PLC, Junior Subordinated Notes	8.625%	8/15/21	450,000		459,000	(g)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	150,000		155,806
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	1,330,000		1,326,118
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	140,000		156,429
Santander UK Group Holdings PLC, Subordinated Notes	5.625%	9/15/45	1,000,000		980,260	(a)
Santander UK PLC, Subordinated Notes	5.000%	11/7/23	510,000		518,835	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	300,000		299,623	(a)
Total Banks					22,751,118
Capital Markets — 2.8%
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	1,500,000		1,539,711
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	1,000,000		1,051,915
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	800,000		876,792
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,000,000		1,234,847
Total Capital Markets					4,703,265
Consumer Finance — 0.4%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	282,000		319,365
FirstCash Inc., Senior Notes	6.750%	4/1/21	330,000		340,725
Total Consumer Finance					660,090
Diversified Financial Services — 3.8%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	230,000		236,900
Ahold Lease USA Inc., Pass-Through Certificates	8.620%	1/2/25	686,921		807,718
CPUK Finance Ltd., Senior Secured Notes	7.239%	2/28/24	1,000,000	GBP	1,598,681	(f)
GE Capital International Funding Co., Unlimited Co., Senior Notes	2.342%	11/15/20	373,000		372,822

See Notes to Financial Statements.

14	Western Asset Premier Bond Fund 2016 Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,380,000	$1,398,975
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	80,000	86,000
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	1,200,000	1,302,000
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	400,000	431,000	(a)
Total Diversified Financial Services				6,234,096
Insurance — 0.6%
Genworth Holdings Inc., Senior Notes	4.900%	8/15/23	330,000	272,250
Metlife Inc., Junior Subordinated Notes	10.750%	8/1/39	500,000	767,500
Total Insurance				1,039,750
Total Financials				35,388,319
Health Care — 4.4%
Biotechnology — 0.6%
AMAG Pharmaceuticals Inc., Senior Notes	7.875%	9/1/23	280,000	280,000	(a)
Celgene Corp., Senior Notes	5.000%	8/15/45	250,000	259,932
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	390,000	403,522
Total Biotechnology				943,454
Health Care Equipment & Supplies — 0.3%
Kinetic Concepts Inc./KCI USA Inc., Senior Secured Notes	7.875%	2/15/21	440,000	477,400	(a)
Health Care Providers & Services — 3.2%
Aetna Inc., Senior Notes	3.200%	6/15/26	420,000	415,493
Centene Corp., Senior Notes	5.625%	2/15/21	280,000	294,392
Centene Corp., Senior Notes	6.125%	2/15/24	220,000	231,825
Centene Corp., Senior Notes	4.750%	1/15/25	1,040,000	1,015,300
DaVita Inc., Senior Notes	5.750%	8/15/22	270,000	282,150
DaVita Inc., Senior Notes	5.125%	7/15/24	220,000	219,450
DaVita Inc., Senior Notes	5.000%	5/1/25	860,000	846,025
HCA Inc., Debentures	7.500%	11/15/95	475,000	454,813
HCA Inc., Notes	7.690%	6/15/25	90,000	97,875
HCA Inc., Senior Secured Notes	5.250%	6/15/26	280,000	289,450
Tenet Healthcare Corp., Secured Notes	7.500%	1/1/22	300,000	312,750	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	880,000	830,280
Total Health Care Providers & Services				5,289,803
Pharmaceuticals — 0.3%
Actavis Funding SCS, Senior Notes	4.750%	3/15/45	570,000	559,588
Total Health Care				7,270,245
Industrials — 8.7%
Aerospace & Defense — 0.5%
Boeing Co., Notes	6.125%	2/15/33	600,000	768,610

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2016 Annual Report	15

Schedule of investments (cont’d)

December 31, 2016

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — 3.9%
Air 2 U.S., Notes	8.027%	10/1/19	497,905	$522,489	(a)
America West Airlines Inc., Pass-Through Certificates, Ambac Assurance Corp.	8.057%	7/2/20	922,291	1,043,342
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.900%	1/2/18	142,881	144,038
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.820%	5/1/18	226,875	234,815
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.545%	2/2/19	659,857	687,044
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	8.048%	11/1/20	270,688	300,801
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.703%	6/15/21	157,033	166,848
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	97,120	111,572
Northwest Airlines Corp., Pass-Through Certificates	7.575%	3/1/19	238,755	248,305
U.S. Airways, Pass-Through Certificates, Senior Secured Bonds	6.850%	1/30/18	1,052,086	1,073,128
United Airlines Inc., Pass-Through Certificates, Secured Notes	4.750%	4/11/22	301,300	301,300
US Airways, Pass-Through Certificates, Senior Secured Bonds	7.125%	10/22/23	1,392,039	1,600,845
Total Airlines				6,434,527
Building Products — 0.4%
Standard Industries Inc., Senior Notes	5.125%	2/15/21	230,000	239,775	(a)
Standard Industries Inc., Senior Notes	5.500%	2/15/23	330,000	341,583	(a)
Total Building Products				581,358
Commercial Services & Supplies — 1.0%
ACCO Brands Corp., Senior Notes	5.250%	12/15/24	400,000	402,752	(a)
Garda World Security Corp., Senior Notes	7.250%	11/15/21	220,000	204,600	(a)
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	440,000	436,700
West Corp., Senior Notes	5.375%	7/15/22	670,000	647,387	(a)
Total Commercial Services & Supplies				1,691,439
Construction & Engineering — 0.2%
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	350,000	344,750	(a)
Industrial Conglomerates — 0.4%
General Electric Co., Subordinated Notes	5.300%	2/11/21	623,000	690,943
Machinery — 0.7%
Allison Transmission Inc., Senior Bonds	5.000%	10/1/24	1,150,000	1,161,500	(a)
Marine — 0.2%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	470,000	399,500	(a)

See Notes to Financial Statements.

16	Western Asset Premier Bond Fund 2016 Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Professional Services — 0.6%
IHS Markit Ltd., Senior Notes	5.000%	11/1/22	1,000,000	$1,037,500	(a)
Road & Rail — 0.4%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	680,000	618,800	(a)
Trading Companies & Distributors — 0.4%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	630,000	663,075
Total Industrials				14,392,002
Information Technology — 3.9%
Communications Equipment — 1.0%
Harris Corp., Senior Notes	5.054%	4/27/45	1,500,000	1,583,727
IT Services — 0.4%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	110,000	50,600	(a)
First Data Corp., Senior Secured Notes	6.750%	11/1/20	28,000	29,050	(a)
HP Enterprise Services LLC, Notes	7.450%	10/15/29	500,000	595,021
Total IT Services				674,671
Semiconductors & Semiconductor Equipment — 0.3%
Analog Devices Inc., Senior Notes	2.500%	12/5/21	490,000	485,504
Technology Hardware, Storage & Peripherals — 2.2%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Notes	5.875%	6/15/21	550,000	585,160	(a)
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Notes	7.125%	6/15/24	320,000	355,257	(a)
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Secured Notes	4.420%	6/15/21	1,300,000	1,345,168	(a)
Seagate HDD Cayman, Senior Bonds	4.750%	1/1/25	1,220,000	1,162,288
Seagate HDD Cayman, Senior Bonds	4.875%	6/1/27	260,000	234,322
Total Technology Hardware, Storage & Peripherals				3,682,195
Total Information Technology				6,426,097
Materials — 7.6%
Chemicals — 1.3%
Braskem America Finance Co., Senior Notes	7.125%	7/22/41	920,000	926,900	(f)
Braskem Finance Ltd., Senior Notes	5.375%	5/2/22	230,000	237,590	(a)
PQ Corp., Senior Secured Notes	6.750%	11/15/22	210,000	224,700	(a)
Scotts Miracle-Gro Co., Senior Notes	5.250%	12/15/26	210,000	210,000	(a)
Valvoline Inc., Senior Notes	5.500%	7/15/24	550,000	569,250	(a)
Total Chemicals				2,168,440
Construction Materials — 0.3%
Eagle Materials Inc., Senior Notes	4.500%	8/1/26	440,000	438,900
Containers & Packaging — 0.5%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	4.625%	5/15/23	800,000	793,504	(a)
Pactiv LLC, Senior Notes	7.950%	12/15/25	50,000	53,000
Total Containers & Packaging				846,504

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2016 Annual Report	17

Schedule of investments (cont’d)

December 31, 2016

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — 5.5%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	300,000	$325,500	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	560,000	613,200	(a)
Anglo American Capital PLC, Senior Notes	3.625%	5/14/20	450,000	455,040	(a)
Anglo American Capital PLC, Senior Notes	4.125%	9/27/22	210,000	211,577	(a)
ArcelorMittal SA, Senior Notes	8.000%	10/15/39	430,000	471,856
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	800,000	820,673
Freeport-McMoRan Inc., Senior Notes	2.375%	3/15/18	230,000	228,275
Freeport-McMoRan Inc., Senior Notes	6.500%	11/15/20	579,000	594,923	(a)
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	840,000	882,000	(a)
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	210,000	173,779
HudBay Minerals Inc., Senior Notes	7.625%	1/15/25	690,000	717,172	(a)
Novelis Corp., Senior Notes	5.875%	9/30/26	390,000	393,900	(a)
Steel Dynamics Inc., Senior Notes	5.000%	12/15/26	356,000	354,665	(a)
Teck Resources Ltd., Senior Notes	8.000%	6/1/21	400,000	440,000	(a)
Teck Resources Ltd., Senior Notes	8.500%	6/1/24	470,000	541,675	(a)
Vale Overseas Ltd., Senior Notes	6.875%	11/10/39	940,000	914,150
Vale SA, Senior Notes	5.625%	9/11/42	1,090,000	964,650
Total Metals & Mining				9,103,035
Total Materials				12,556,879
Real Estate — 1.2%
Equity Real Estate Investment Trusts (REITs) — 1.2%
Care Capital Properties LP, Senior Notes	5.125%	8/15/26	250,000	243,528	(a)
Communications Sales & Leasing Inc., Senior Secured Notes	6.000%	4/15/23	440,000	454,300	(a)
GEO Group Inc., Senior Notes	6.000%	4/15/26	370,000	363,525
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer Inc., Senior Notes	4.500%	9/1/26	450,000	432,000	(a)
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	6.375%	3/1/24	260,000	272,025
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.250%	8/1/26	210,000	205,800
Total Real Estate				1,971,178
Telecommunication Services — 11.7%
Diversified Telecommunication Services — 7.8%
AT&T Inc., Senior Notes	2.800%	2/17/21	500,000	496,029
AT&T Inc., Senior Notes	5.350%	9/1/40	17,000	17,459
AT&T Inc., Senior Notes	4.550%	3/9/49	176,000	158,975
Cincinnati Bell Telephone Co., LLC, Senior Debentures	6.300%	12/1/28	25,000	24,375
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	470,000	485,275	(a)
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	530,000	549,875
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	400,000	126,000	*(a)(c)

See Notes to Financial Statements.

18	Western Asset Premier Bond Fund 2016 Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
Orange SA, Notes	9.000%	3/1/31	600,000	$902,114
Qwest Corp., Senior Notes	6.750%	12/1/21	1,500,000	1,627,500
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	3,350,000	3,274,625	(a)
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	2,000,000	2,142,918
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	1,680,000	1,857,648
Windstream Services LLC, Senior Notes	7.750%	10/15/20	830,000	853,240
Windstream Services LLC, Senior Notes	7.750%	10/1/21	50,000	51,400
Windstream Services LLC, Senior Notes	6.375%	8/1/23	250,000	223,125
Total Diversified Telecommunication Services				12,790,558
Wireless Telecommunication Services — 3.9%
CSC Holdings LLC, Senior Notes	10.125%	1/15/23	200,000	231,000	(a)
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	610,000	666,425	(a)
CSC Holdings LLC, Senior Notes	10.875%	10/15/25	240,000	285,600	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	420,000	414,750
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	30,000	33,000
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	500,000	551,250	(a)
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	260,000	275,629
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	280,000	343,700
Sprint Corp., Senior Notes	7.875%	9/15/23	760,000	811,300
Sprint Spectrum Co., LLC/ Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	3.360%	9/20/21	2,290,000	2,294,282	(a)
VimpelCom Holdings BV, Senior Notes	5.950%	2/13/23	570,000	592,800	(a)
Total Wireless Telecommunication Services				6,499,736
Total Telecommunication Services				19,290,294
Utilities — 2.7%
Electric Utilities — 2.5%
Electricite de France S.A., Junior Subordinated Notes	5.250%	1/29/23	1,500,000	1,410,000	(a)(g)(h)
FirstEnergy Corp., Notes	7.375%	11/15/31	1,770,000	2,281,349
State Grid Overseas Investment 2014 Ltd., Senior Notes	4.125%	5/7/24	500,000	520,257	(f)
Total Electric Utilities				4,211,606
Gas Utilities — 0.0%
Southern Natural Gas Co., LLC, Senior Notes	8.000%	3/1/32	20,000	25,041
Independent Power and Renewable Electricity Producers — 0.2%
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	317,000	330,472	(a)
Total Utilities				4,567,119
Total Corporate Bonds & Notes (Cost — $163,833,850)				173,013,887

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2016 Annual Report	19

Schedule of investments (cont’d)

December 31, 2016

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — 9.2%
AAA Trust, 2005-1A 1A3B	1.171%	2/27/35	461,733	$424,794	(a)(g)
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	819,378	653,080
ACE Securities Corp., 2005-WF1 M1	1.222%	5/25/35	252,102	251,041	(g)
Argent Securities Inc., 2003-W3 M1	1.881%	9/25/33	32,125	28,508	(g)
Bank of America Manufactured Housing Contract Trust, 1997-2M	6.900%	4/10/28	9,129	9,199	(g)
Bayview Financial Asset Trust, 2007-SR1A M1	1.556%	3/25/37	767,717	636,631	(a)(g)
Bayview Financial Asset Trust, 2007-SR1A M3	1.906%	3/25/37	291,203	240,889	(a)(g)
Bayview Financial Asset Trust, 2007-SR1A M4	2.256%	3/25/37	79,419	62,553	(a)(g)
Bear Stearns Asset-Backed Securities Trust, 2006-SD3 1P0, STRIPS, PO	0.000%	8/25/36	407,494	251,907
Centex Home Equity Loan Trust, 2003-B AF4	3.735%	2/25/32	338,747	339,879
Conseco Financial Corp., 1993-1 B	8.450%	4/15/18	6,651	1,270
Contimortgage Home Equity Trust, 1997-4 B1F	7.330%	10/15/28	110,386	117,438	(g)
Countrywide Asset-Backed Certificates, 2004-3 3A3	1.516%	8/25/34	135,516	122,023	(g)
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.656%	10/25/47	620,160	572,706	(g)
Countrywide Asset-Backed Certificates, 2007-SEA2 1A1	1.756%	8/25/47	21,759	19,845	(a)(g)
Credit Suisse First Boston Mortgage Securities Corp., 2004-CF2 2A1	1.062%	5/25/44	11,666	11,607	(a)(g)
EMC Mortgage Loan Trust, 2003-B A1	1.134%	11/25/41	14,053	13,373	(a)(g)
Firstfed Corp. Manufactured Housing Contract, 1996-1 B	8.060%	10/15/22	177,679	71,135	(a)
GMAC Mortgage Corp. Loan Trust, 2004-VF1 A1	1.342%	2/25/31	7,735	7,718	(a)(g)
Green Tree Home Improvement Loan Trust, 1996-D HIB2	8.000%	9/15/27	7,749	7,750
Greenpoint Manufactured Housing, 1999-2 A2	3.137%	3/18/29	600,000	552,652	(g)
Greenpoint Manufactured Housing, 1999-3 2A2	3.821%	6/19/29	325,000	295,711	(g)
Greenpoint Manufactured Housing, 1999-4 A2	4.066%	2/20/30	300,000	268,642	(g)
Greenpoint Manufactured Housing, 2001-2 IA2	4.037%	2/20/32	250,000	225,764	(g)
Greenpoint Manufactured Housing, 2001-2 IIA2	4.038%	3/13/32	425,000	382,279	(g)
GSAA Home Equity Trust, 2004-8 A3A	1.332%	9/25/34	83,978	82,701	(g)
GSAA Home Equity Trust, 2006-19 A3A	0.832%	12/25/36	524,699	287,261	(g)
GSAMP Trust, 2003-SEA2 A1	4.421%	7/25/33	976,913	966,170
GSRPM Mortgage Loan Trust, 2006-1 A1	1.056%	3/25/35	53,401	52,589	(a)(g)
Indymac Manufactured Housing Contract, 1997-1 A5	6.970%	2/25/28	92,153	93,905
Lehman XS Trust, 2007-1 WF1	4.780%	1/25/37	515,300	353,054	(g)
Morgan Stanley Capital Inc., 2003-NC9 M	1.881%	9/25/33	830,538	755,114	(g)
Morgan Stanley Capital Inc., 2003-SD1 A1	1.592%	3/25/33	12,478	11,857	(g)
Morgan Stanley Capital Inc., 2004-HE7 M1	1.656%	8/25/34	1,539,471	1,464,535	(g)
New Century Home Equity Loan Trust, 2004-3 M1	1.686%	11/25/34	1,480,740	1,343,949	(g)
Oakwood Mortgage Investors Inc., 2002-B A3	6.060%	6/15/32	128,835	133,093	(g)

See Notes to Financial Statements.

20	Western Asset Premier Bond Fund 2016 Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Option One Mortgage Loan Trust, 2003-2 A2	1.356%	4/25/33	225,109	$211,863	(g)
Origen Manufactured Housing Contract Trust, 2006-A A2	2.379%	10/15/37	1,504,704	1,328,849	(g)
Origen Manufactured Housing Contract Trust, 2007-A A2	2.291%	4/15/37	1,702,248	1,554,852	(g)
Park Place Securities Inc., 2004-WHQ2 M2	1.701%	2/25/35	139,406	139,677	(g)
Renaissance Home Equity Loan Trust, 2004-2 AF4	5.392%	7/25/34	131,455	131,959
Renaissance Home Equity Loan Trust, 2005-3 AV3	1.136%	11/25/35	458,845	368,822	(g)
Residential Asset Securities Corp., 2002-KS2 AI6	6.228%	4/25/32	55,067	55,536	(g)
Residential Asset Securities Corp., 2003-KS8 AI6	4.830%	10/25/33	42,418	42,140	(g)
Settlement Fee Finance LLC, 2004-1A A	9.100%	7/25/34	220,178	225,255	(a)
Structured Asset Securities Corp., 2006-GEL3 A2	0.814%	7/25/36	93,701	93,606	(a)(g)
Total Asset-Backed Securities (Cost — $13,507,001)				15,265,181
Collateralized Mortgage Obligations — 5.3%
American Home Mortgage Investment Trust, 2007-A 4A	1.492%	7/25/46	549,300	197,366	(a)(g)
Banc of America Funding Corp., 2004-B 6A1	5.946%	12/20/34	229,503	158,879	(g)
BCAP LLC Trust, 2009-RR12 2A2	0.894%	3/26/35	1,820,479	1,253,169	(a)(g)
Bear Stearns Alt-A Trust, 2004-03 A1	1.396%	4/25/34	230,210	220,078	(g)
Bear Stearns Alt-A Trust, 2005-10 21A1	3.062%	1/25/36	625,082	590,664	(g)
Bear Stearns Asset-Backed Securities Trust, 2002-AC1 B4	7.000%	1/25/32	235,140	2	(a)
Chevy Chase Mortgage Funding Corp., 2004-4A A1	0.986%	10/25/35	989,764	874,325	(a)(g)
Countrywide Home Loans, 2005-7 1A1	1.296%	3/25/35	624,949	570,953	(g)
GSMPS Mortgage Loan Trust, 2001-2 A	7.500%	6/19/32	855,675	862,735	(a)(g)
HarborView Mortgage Loan Trust, 2004-08 3A2	1.509%	11/19/34	95,169	72,471	(g)
HarborView Mortgage Loan Trust, 2004-10 4A	3.149%	1/19/35	158,293	155,633	(g)
Impac CMB Trust, 2005-2 2A2	1.392%	4/25/35	78,215	72,136	(g)
Impac CMB Trust, 2A-10	1.396%	3/25/35	196,575	166,541	(g)
Indymac Manufactured Housing Contract, A2-2	6.170%	8/25/29	33,052	32,786
LB-UBS Commercial Mortgage Trust, 2001-C3 X, IO, STRIPS	0.512%	6/15/36	232,018	1,176	(a)(g)
Merit Securities Corp., 11PA 3A1	1.376%	4/28/27	77,366	69,765	(a)(g)
Merit Securities Corp., 11PA B3	3.006%	9/28/32	644,037	532,700	(a)(g)
Metropolitan Asset Funding Inc., 1998-BI B1	8.000%	11/20/24	368,555	339,577	(g)
Prime Mortgage Trust, 2005-2 2XB, STRIPS, IO	1.743%	10/25/32	1,894,776	76,801	(g)
Prime Mortgage Trust, 2005-5 1X, STRIPS, IO	1.035%	7/25/34	3,888,484	160,400	(g)
Prime Mortgage Trust, 2005-5 1XB, STRIPS, IO	1.155%	7/25/34	284,855	2,961	(g)
Regal Trust IV, 1999-1 A	2.098%	9/29/31	17,019	15,718	(a)(g)
Residential Asset Mortgage Products Inc., 2005-SL2 AP0, STRIPS, PO	0.000%	2/25/32	9,477	8,990
Sequoia Mortgage Trust, 2003-2 A2	1.955%	6/20/33	18,040	17,494	(g)
Sequoia Mortgage Trust, 2004-10 A1A	1.359%	11/20/34	15,076	14,118	(g)

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2016 Annual Report	21

Schedule of investments (cont’d)

December 31, 2016

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Sequoia Mortgage Trust, 2004-12 A1	1.102%	1/20/35	169,754	$155,081	(g)
Structured Asset Securities Corp., 1998-RF2 A	5.883%	7/15/27	180,009	175,553	(a)(g)
Structured Asset Securities Corp., 2002-9 A2	1.356%	10/25/27	317,074	309,117	(g)
Structured Asset Securities Corp., 2003-9A 2A2	2.818%	3/25/33	102,597	101,710	(g)
Structured Asset Securities Corp., 2004-NP1 A	1.556%	9/25/33	40,763	40,350	(a)(g)
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-7 A2A	4.433%	9/25/36	930,375	551,107
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR06 A	1.004%	5/25/44	306,864	289,465	(g)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR12 A2A	0.974%	10/25/44	243,376	234,824	(g)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR5 3A	1.482%	7/25/46	633,520	420,105	(g)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	11,874	12,899
Total Collateralized Mortgage Obligations (Cost — $7,777,574)				8,757,649
Convertible Bonds & Notes — 0.2%
Consumer Discretionary — 0.1%
Media — 0.1%
DISH Network Corp., Senior Notes	3.375%	8/15/26	129,000	146,818	(a)
Information Technology — 0.1%
Communications Equipment — 0.1%
Finisar Corp., Senior Notes	0.500%	12/15/36	120,000	120,975	(a)
Total Convertible Bonds & Notes (Cost — $249,000)				267,793
Mortgage-Backed Securities — 0.1%
FNMA — 0.1%
Federal National Mortgage Association (FNMA), Whole Loan (Cost — $152,802)	6.500%	8/25/44	150,740	172,595
Senior Loans — 0.6%
Energy — 0.3%
Energy Equipment & Services — 0.2%
Hercules Offshore Inc. (wind-down lender claim)	—	—	400,775	393,881	(e)
Oil, Gas & Consumable Fuels — 0.1%
Magnum Hunter Resources Inc., Exit Term Loan	8.000%	5/6/19	104,176	104,176	(i)(j)
Total Energy				498,057
Utilities — 0.3%
Electric Utilities — 0.3%
Panda Temple II Power LLC, New Term Loan B	7.250%	4/3/19	128,473	117,231	(i)(j)
Panda Temple Power LLC, 2015 Term Loan B	7.250%	3/4/22	422,475	369,666	(i)(j)
Total Utilities				486,897
Total Senior Loans (Cost — $1,080,765)				984,954

See Notes to Financial Statements.

22	Western Asset Premier Bond Fund 2016 Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 2.1%
Argentina — 0.5%
Republic of Argentina, Senior Notes	6.875%	4/22/21	340,000		$362,100	(a)
Republic of Argentina, Senior Notes	7.500%	4/22/26	210,000		220,500	(a)
Republic of Argentina, Senior Notes	7.125%	7/6/36	300,000		285,375	(a)
Total Argentina					867,975
Poland — 1.3%
Republic of Poland, Bonds	4.000%	10/25/23	8,440,000	PLN	2,097,571
Russia — 0.3%
Russian Federal Bond, Bonds	7.050%	1/19/28	34,870,000	RUB	519,657
Total Sovereign Bonds (Cost — $4,104,272)					3,485,203
U.S. Government & Agency Obligations — 8.4%
U.S. Government Obligations — 8.4%
U.S. Treasury Bonds	2.250%	8/15/46	2,500,000		2,102,050
U.S. Treasury Notes	0.625%	11/30/17	1,750,000		1,745,898
U.S. Treasury Notes	0.875%	11/30/17	1,500,000		1,500,117
U.S. Treasury Notes	1.375%	9/30/20	2,540,000		2,511,227
U.S. Treasury Notes	1.375%	4/30/21	1,650,000		1,618,612
U.S. Treasury Notes	1.125%	8/31/21	1,000,000		966,211
U.S. Treasury Notes	1.125%	9/30/21	500,000		482,285
U.S. Treasury Notes	1.500%	8/15/26	1,950,000		1,793,468
U.S. Treasury Notes	2.000%	11/15/26	1,250,000		1,202,685
Total U.S. Government & Agency Obligations (Cost — $14,047,366)					13,922,553

			Shares
Common Stocks — 0.4%
Energy — 0.4%
Energy Equipment & Services — 0.0%
Hercules Offshore Inc.			16,942		19,144	*(e)
Oil, Gas & Consumable Fuels — 0.4%
Magnum Hunter Resources Corp.			52,591		578,501	*
Total Energy					597,645
Health Care — 0.0%
Health Care Providers & Services — 0.0%
Physiotherapy Associates Holdings Inc. (Escrow)			1,900		23,028	*(e)
Industrials — 0.0%
Marine — 0.0%
Tricer HoldCo, S.C.A.			4,654		6,283	*(e)
Total Common Stocks (Cost — $1,996,437)					626,956

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2016 Annual Report	23

Schedule of investments (cont’d)

December 31, 2016

Western Asset Premier Bond Fund

Security	Rate	Shares	Value
Convertible Preferred Stocks — 0.6%
Health Care — 0.6%
Pharmaceuticals — 0.6%
Allergan PLC (Cost — $1,058,771)	5.500%	1,318	$1,004,922
Preferred Stocks — 1.2%
Financials — 1.2%
Diversified Financial Services — 1.2%
Citigroup Capital XIII	7.257%	75,725	1,955,220	(g)
Corporate-Backed Trust Certificates, Series 2001-8, Class A-1	7.375%	33,900	3	*(c)(e)
Total Financials			1,955,223
Industrials — 0.0%
Marine — 0.0%
Tricer Tracking Preferred Equity Certificates	8.000%	2,068,500	27,917	*(e)
Total Preferred Stocks (Cost — $2,152,148)			1,983,140
Total Investments** — 132.8% (Cost — $209,959,986#)			219,484,833
Liabilities in Excess of Other Assets — (32.8)%			(54,230,182)
Total Net Assets — 100.0%			$165,254,651

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

**	The entire portfolio is subject to lien, granted to the lender, to the extent of the borrowing outstanding and any additional expenses.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	The coupon payment on these securities is currently in default as of December 31, 2016.

(d)	Value is less than $1.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(f)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

#	Aggregate cost for federal income tax purposes is $210,154,951.

See Notes to Financial Statements.

24	Western Asset Premier Bond Fund 2016 Annual Report

Western Asset Premier Bond Fund

Abbreviations used in this schedule:
EUR	— Euro
GBP	— British Pound
IO	— Interest Only
PLN	— Polish Zloty
PO	— Principal Only
RSP	— Retail Selling Price
RUB	— Russian Ruble
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2016 Annual Report	25

Statement of assets and liabilities

December 31, 2016

Assets:
Investments, at value (Cost — $209,959,986)	$219,484,833
Foreign currency, at value (Cost — $473,778)	393,147
Receivable for securities sold	4,517,658
Interest receivable	2,698,602
Unrealized appreciation on forward foreign currency contracts	95,268
Principal paydown receivable	1,397
Prepaid expenses	5,497
Other assets	7,743
Total Assets	227,204,145

Liabilities:
Loan payable (Note 5)	58,000,000
Due to custodian	3,716,517
Investment management fee payable	103,118
Interest payable	44,467
Trustees’ fees payable	854
Accrued expenses	84,538
Total Liabilities	61,949,494
Total Net Assets	$165,254,651

Net Assets:
Common shares, no par value, unlimited number of shares authorized, 11,903,224 shares issued and outstanding	167,923,120
Undistributed net investment income	1,153,679
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(13,367,807)
Net unrealized appreciation on investments and foreign currencies	9,545,659
Total Net Assets	$165,254,651

Shares Outstanding	11,903,224

Net Asset Value	$13.88

See Notes to Financial Statements.

26	Western Asset Premier Bond Fund 2016 Annual Report

Statement of operations

For the Year Ended December 31, 2016

Investment Income:
Interest	$13,147,031
Dividends	206,085
Total Investment Income	13,353,116

Expenses:
Investment management fee (Note 2)	1,201,780
Interest expense (Note 5)	766,919
Legal fees	88,089
Audit and tax fees	69,177
Transfer agent fees	40,301
Excise tax (Note 1)	32,656
Shareholder reports	31,367
Stock exchange listing fees	21,306
Trustees’ fees	16,868
Commitment fees (Note 5)	15,012
Fund accounting fees	13,973
Custody fees	7,040
Insurance	3,270
Miscellaneous expenses	11,639
Total Expenses	2,319,397
Net Investment Income	11,033,719

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions and investments in other assets	(1,183,915)
Futures contracts	787,745
Foreign currency transactions	63,103
Net Realized Loss	(333,067)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments and investments in other assets	11,116,988
Futures contracts	(116,008)
Foreign currencies	30,880
Change in Net Unrealized Appreciation (Depreciation)	11,031,860
Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	10,698,793
Increase in Net Assets From Operations	$21,732,512

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2016 Annual Report	27

Statements of changes in net assets

For the Years Ended December 31,	2016	2015

Operations:
Net investment income	$11,033,719	$11,840,425
Net realized loss	(333,067)	(4,817,131)
Change in net unrealized appreciation (depreciation)	11,031,860	(14,895,252)
Increase (Decrease) in Net Assets From Operations	21,732,512	(7,871,958)

Distributions to Shareholders From (Note 1):
Net investment income	(12,228,139)	(12,851,348)
Decrease in Net Assets From Distributions to Shareholders	(12,228,139)	(12,851,348)

Fund Share Transactions:
Reinvestment of distributions (3,661 and 1,934 shares issued, respectively)	51,087	28,778
Increase in Net Assets From Fund Share Transactions	51,087	28,778
Increase (Decrease) in Net Assets	9,555,460	(20,694,528)

Net Assets:
Beginning of year	155,699,191	176,393,719
End of year*	$165,254,651	$155,699,191
*Includes undistributed net investment income of:	$1,153,679	$4,044,560

See Notes to Financial Statements.

28	Western Asset Premier Bond Fund 2016 Annual Report

Statement of cash flows

For the Year Ended December 31, 2016

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$21,732,512
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(166,794,132)
Sales of portfolio securities	167,902,630
Net purchases, sales and maturities of short-term investments	386,127
Investment transaction adjustments, net	(45,815)
Payment-in-kind	(262,732)
Net amortization of premium (accretion of discount)	(1,463,657)
Increase in receivable for securities sold	(4,436,583)
Increase in interest receivable	(63,680)
Decrease in prepaid expenses	223
Decrease in principal paydown receivable	1,139
Decrease in receivable for insurance proceeds	1,633,988
Decrease in deposits with brokers for open futures contracts	221,519
Increase in investment management fee payable	2,197
Decrease in Trustees’ fees payable	(127)
Decrease in interest payable	(3,708)
Decrease in accrued expenses	(223,567)
Decrease in payable to broker — variation margin on open futures contracts	(20,953)
Net realized loss on investments	1,183,915
Change in net unrealized appreciation(depreciation) of investments and forward foreign currency transactions	(11,209,466)
Net Cash Provided by Operating Activities*	8,539,830

Cash Flows From Financing Activities:
Distributions paid on common stock	(12,177,052)
Increase in due to custodian	3,716,517
Net Cash Used in Financing Activities	(8,460,535)
Net Increase in Cash	79,295
Cash at Beginning of Year	313,852
Cash at End of Year	$393,147

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$51,087

*	Included in operating expenses is cash of $787,499 paid for interest and commitment fees on borrowings.

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2016 Annual Report	29

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31:
	2016[1]	2015[1]	2014[1]	2013[1]	2012[1]

Net asset value, beginning of year	$13.08	$14.83	$14.81	$14.84	$13.05

Income (loss) from operations:
Net investment income	0.93	1.00	1.04	1.15	1.16
Net realized and unrealized gain (loss)	0.90	(1.67)	(0.12)	(0.03)	1.96
Distributions paid to Auction Rate Preferred Stockholders from net investment income	—	—	(0.00) [2]	(0.01)	(0.01)
Total income (loss) from operations	1.83	(0.67)	0.92	1.11	3.11

Less distributions from:
Net investment income	(1.03)	(1.08)	(1.08)	(1.14)	(1.32)
Total distributions	(1.03)	(1.08)	(1.08)	(1.14)	(1.32)
Net increase from tender and repurchase of Auction Rate Preferred Shares	—	—	0.18	—	—

Net asset value, end of year	$13.88	$13.08	$14.83	$14.81	$14.84

Market price, end of year	$12.95	$12.16	$13.89	$14.53	$15.54
Total return, based on NAV[3,4]	14.47%	(4.78)%	7.53%[5]	7.71%	24.90%
Total return, based on Market Price[6]	15.27%	(5.12)%	2.88%	0.97%	6.16%

Net assets, end of year (000s)	$165,255	$155,699	$176,394	$176,192	$176,214

Ratios to average net assets:[7]
Gross expenses	1.44%	1.43%	1.47%	1.20%	1.19%
Net expenses	1.44	1.43	1.47	1.20	1.19
Net investment income	6.87	6.97	6.85	7.68	8.33

Portfolio turnover rate	78%	36%	32%	36%	36%

Supplemental data:
Auction Rate Preferred Stock at Liquidation Value, End of Year (000s)	—	—	—	$72,000	$72,000
Asset Coverage Ratio for Auction Rate Preferred Stock [8]	—	—	—	345%	345%
Asset Coverage, per $25,000 Liquidation Value per Share of Auction Rate Preferred Stock[8]	—	—	—	$86,178 [9]	$86,186 [9]
Loan Outstanding, End of Year (000s)	$58,000	$58,000	$53,000	—	—
Asset Coverage Ratio for Loan Outstanding[10]	385%	368%	433%	—	—
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[10]	$3,849	$3,684	$4,328 [9]	—	—
Weighted Average Loan (000s)	$58,000	$57,230	$53,000 [11]	—	—
Weighted Average Interest Rate on Loan	1.32%	1.05%	1.00%[11]	—	—

See Notes to Financial Statements.

30	Western Asset Premier Bond Fund 2016 Annual Report

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

[5]

The total return based on NAV reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Rate Cumulative Preferred Shares at 97% of the per share liquidation preference. Absent this transaction, the total return based on NAV would have been 6.22%.

[6]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[7]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to auction rate cumulative preferred stockholders.

[8]	Represents value of net assets plus the auction rate preferred stock at the end of the period divided by the auction rate preferred stock outstanding at the end of the period.

[9]	Added to conform to current period presentation.

[10]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

[11]	Weighted average based on the number of days that the Fund had a loan outstanding.

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2016 Annual Report	31

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Premier Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund commenced investment operations on March 28, 2002.

The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

32	Western Asset Premier Bond Fund 2016 Annual Report

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Western Asset Premier Bond Fund 2016 Annual Report	33

Notes to financial statements (cont’d)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Energy	—	$31,716,410	$0	*	$31,716,410
Industrials	—	13,764,844	627,158		14,392,002
Other corporate bonds & notes	—	126,905,475	—		126,905,475
Asset-backed securities	—	14,276,034	989,147		15,265,181
Collateralized mortgage obligations	—	8,757,649	—		8,757,649
Convertible bonds & notes	—	267,793	—		267,793
Mortgage-backed securities	—	172,595	—		172,595
Senior loans:
Energy	—	—	498,057		498,057
Utilities	—	117,231	369,666		486,897
Sovereign bonds	—	3,485,203	—		3,485,203
U.S. government & agency obligations	—	13,922,553	—		13,922,553
Common stocks:
Energy	$578,501	19,144	—		597,645
Health care	—	—	23,028		23,028
Industrials	—	—	6,283		6,283
Convertible preferred stocks	1,004,922	—	—		1,004,922
Preferred stocks:
Financials	1,955,220	—	3		1,955,223
Industrials	—	—	27,917		27,917
Total investments	$3,538,643	$213,404,931	$2,541,259		$219,484,833
Other assets	—	—	7,743		7,743
Other financial instruments:
Forward foreign currency contracts	—	95,268	—		95,268
Total	$3,538,643	$213,500,199	$2,549,002		$219,587,844

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

34	Western Asset Premier Bond Fund 2016 Annual Report

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes
Investments in Securities	Energy		Industrials	Asset-Backed Securities
Balance as of December 31, 2015	—		$2,546,072	$2,533,965
Accrued premiums/discounts	—		8,964	61,190
Realized gain (loss)[1]	—		(719)	2,498,064
Change in unrealized appreciation (depreciation)[2]	—		(119,385)	(528,521)
Purchases	$0	*	—	339,750
Sales	—		(1,126,989)	(3,915,301)
Transfers into Level 3[3]	—		392,343	—
Transfers out of Level 3[4]			(1,073,128)	—
Balance as of December 31, 2016	$0	*	$627,158	$989,147
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2016[2]	—		$(13,016)	$18,404

	Senior Loans
Investments in Securities (cont’d)	Consumer Staples	Energy	Utilities
Balance as of December 31, 2015	$176,400	$559,900	$341,420
Accrued premiums/discounts	318	4,684	1,031
Realized gain (loss)[1]	1,127	(58,644)	73
Change in unrealized appreciation (depreciation)[2]	2,155	155,213	31,442
Purchases	—	1,015,179	—
Sales	(180,000)	(1,178,275)	(4,300)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Balance as of December 31, 2016	—	$498,057	$369,666
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2016[2]	—	$155,213	$31,442

	Common Stocks		Preferred Stocks
Investments in Securities (cont’d)	Health Care	Industrials	Financials	Industrials	Other Assets	Total
Balance as of December 31, 2015	$157,700	$41,368	—	—	$7,743	$6,364,568
Accrued premiums/discounts	—	—	—	—	—	76,187
Realized gain (loss)[1]	36,853	—	—	—	—	2,476,754
Change in unrealized appreciation (depreciation)[2]	20,541	132,766	—	$(139,934)	—	(445,723)
Purchases	17,418	37,774	—	167,851	—	1,577,972
Sales	(209,484)	(205,625)	—	—	—	(6,819,974)
Transfers into Level 3	—	—	$3	—	—	392,346
Transfers out of Level 3	—	—	—	—	—	(1,073,128)
Balance as of December 31, 2016	$23,028	$6,283	$3	$27,917	$7,743	$2,549,002
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2016[2]	$5,610	$(31,490)	—	$(139,934)	—	$26,229

Western Asset Premier Bond Fund 2016 Annual Report	35

Notes to financial statements (cont’d)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

36	Western Asset Premier Bond Fund 2016 Annual Report

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Western Asset Premier Bond Fund 2016 Annual Report	37

Notes to financial statements (cont’d)

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default

38	Western Asset Premier Bond Fund 2016 Annual Report

rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment adviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Western Asset Premier Bond Fund 2016 Annual Report	39

Notes to financial statements (cont’d)

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of December 31, 2016, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% net realized gains exceed the distributions from such taxable income and

40	Western Asset Premier Bond Fund 2016 Annual Report

realized gains for the calendar year. The Fund paid $210,656 of Federal excise taxes attributable to calendar year 2015. The Fund anticipates being subject to an excise tax for calendar year 2016 of approximately $32,656.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$32,656	—	$(32,656)
(b)	(1,729,117)	$1,729,117	—

(a)	Reclassifications are due to a non-deductible excise tax accrued by the Fund.

(b)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and losses from mortgage backed securities treated as capital losses for tax purposes.

2. Investment management agreement and other transactions with affiliates

The Fund has a management agreement with Western Asset Management Company (“Western Asset”). Pursuant to the terms of the management agreement, the Fund pays Western Asset an annual fee, payable monthly, in an amount equal to 0.55% of the average weekly value of the Fund’s total managed assets. “Total managed assets” means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities. Pursuant to a Portfolio Management Agreement between Western Asset and Western Asset Management Company Limited (“WAML”), Western Asset pays monthly a portion of the fees it receives from the Fund to WAML at an annual rate of 0.425% of the average weekly value of the Fund’s total managed assets that WAML manages. Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) are additional investment advisers to the Fund under portfolio management agreements between Western Asset and Western Singapore, and Western Asset and Western Japan.

Western Singapore and Western Japan provide certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments in Asia (excluding Japan) and Japan, respectively.

Western Asset Premier Bond Fund 2016 Annual Report	41

Notes to financial statements (cont’d)

Under the terms of the administration services agreement among the Fund, Western Asset and Legg Mason Partners Fund Advisor, LLC (“LMPFA”), Western Asset (not the Fund) pays LMPFA, a monthly fee at an annual rate of 0.125% of the Fund’s average weekly total managed assets, subject to a monthly minimum fee of $12,500.

LMPFA, Western Asset, WAML, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc.

During periods in which the Fund utilizes financial leverage, the fees paid to the investment adviser will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Trustee of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$116,854,689	$49,939,443
Sales	128,696,214	39,206,416

At December 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$14,793,747
Gross unrealized depreciation	(5,463,865)
Net unrealized appreciation	$9,329,882

At December 31, 2016, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	1,825,280	EUR	1,642,000	Citibank N.A.	2/13/17	$93,417
USD	1,589,821	GBP	1,287,200	UBS AG	2/13/17	1,851
Total						$95,268

Abbreviations used in this table:
EUR	— Euro
GBP	— British Pound
USD	— United States Dollar

42	Western Asset Premier Bond Fund 2016 Annual Report

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2016.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$95,268

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$787,745	—	$787,745
Forward foreign currency contracts[1]	—	$67,508	67,508
Total	$787,745	$67,508	$855,253

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(116,008)	—	$(116,008)
Forward foreign currency contracts[1]	—	$92,478	92,478
Total	$(116,008)	$92,478	$(23,530)

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the year ended December 31, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$773,726
Futures contracts (to sell)†	3,255,535
Forward foreign currency contracts (to buy)†	45,520
Forward foreign currency contracts (to sell)	2,693,879

†	At December 31, 2016, there were no open positions held in this derivative.

Western Asset Premier Bond Fund 2016 Annual Report	43

Notes to financial statements (cont’d)

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at December 31, 2016:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$95,268	—	$95,268

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

5. Loan

Effective December 12, 2016, the Fund has a revolving credit agreement with National Australia Bank Limited (“Credit Agreement”) that allows the Fund to borrow up to an aggregate amount of $72,000,000. The Credit Agreement terminates on June 10, 2017 but after that date, will automatically renew daily for a six month term unless notice to the contrary is given to the Fund. The final scheduled maturity date for the Credit Agreement is December 13, 2021. The Fund pays a commitment fee at an annual rate of 0.20%, on the unutilized portion of the loan. The interest on the loan is calculated at a variable rate based on the prime rate, federal funds rate or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien granted to National Australia Bank Limited, to the extent of the borrowing outstanding and any additional expenses. The Fund’s Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. For the period ended December 31, 2016, the Fund incurred a commitment fee in the amount of $1,556. Interest expense related to this loan for the period ended December 31, 2016 was $44,467. For the period ended December 31, 2016, based on the number of days during the reporting period that the Fund had an outstanding balance under the Credit Agreement, the Fund had an average daily loan balance outstanding of $58,000,000 and the weighted average interest rate was 1.38%. At December 31, 2016, the Fund had $58,000,000 of borrowings outstanding.

Prior to December 12, 2016, the Fund had a revolving credit agreement with State Street Bank and Trust Company (“Prior Credit Agreement”) that allowed the Fund to borrow up to an aggregate amount of $72,000,000 and renewed daily for a 270-day term unless notice to the contrary was given to the Fund. The Prior Credit Agreement terminated on December 12, 2016. The Fund paid a commitment fee at an annual rate of 0.10%, on the unutilized portion of the loan. The interest on the loan was calculated at a variable rate based on the higher of the overnight federal funds rate or the overnight LIBOR rate, plus any applicable margin. To the extent of the borrowing outstanding, the Fund was required to maintain collateral in a special custody account at the Fund’s custodian on behalf of State Street Bank and Trust Company. The Fund’s Prior Credit Agreement contained customary covenants that, among other things, may have limited the Fund’s ability to pay distributions in certain circumstances, incur

44	Western Asset Premier Bond Fund 2016 Annual Report

additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may have required asset coverage ratios in addition to those required by the 1940 Act. In addition, the Prior Credit Agreement may have been subject to early termination under certain conditions and may have contained other provisions that could have limited the Fund’s ability to utilize borrowing under the agreement. For the period ended December 12, 2016, the Fund incurred a commitment fee in the amount of $13,456. Interest expense related to this loan for the period ended December 12, 2016 was $722,452. For the period ended December 12, 2016, based on the number of days during the reporting period that the Fund had an outstanding balance under the Prior Credit Agreement, the Fund had an average daily loan balance outstanding of $58,000,000 and the weighted average interest rate was 1.30%.

6. Distributions subsequent to December 31, 2016

The following distributions have been declared by the Fund’s Board of Trustees and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
1/20/2017	1/27/2017	$0.0775
2/17/2017	2/24/2017	$0.0775

7. Stock repurchase program

On November 20, 2015, the Fund announced that the Fund’s Board of Trustees (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the year ended December 31, 2016, the Fund did not repurchase any shares.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2016	2015
Ordinary income	$12,228,139	$12,851,348

As of December 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$1,443,608
Deferred capital losses*	(1,587,550)
Capital loss carryforward**	(11,644,915)
Other book/tax temporary differences(a)	(230,306)
Unrealized appreciation (depreciation)(b)	9,350,694
Total accumulated earnings (losses) — net	$(2,668,469)

Western Asset Premier Bond Fund 2016 Annual Report	45

Notes to financial statements (cont’d)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

**	As of December 31, 2016, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2017	$(11,644,915)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and book/tax basis differences in the accrual of income on certain securities.

9. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

46	Western Asset Premier Bond Fund 2016 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders

of the Western Asset Premier Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Western Asset Premier Bond Fund (the “Fund”) as of December 31, 2016, the results of its operations, the changes in its net assets, its cash flows and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 17, 2017

Western Asset Premier Bond Fund 2016 Annual Report	47

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Trustees considered the Investment Management Agreement (the “Management Agreement”) between the Fund and Western Asset Management Company (“Western Asset”) and the Portfolio Management Agreements (together with the Management Agreement, the “Agreements”) between Western Asset and each of Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan,” and together with Western Singapore and WAML, the “Non-U.S. Subadvisers,” and together with Western Asset, the “Subadvisers”) with respect to the Fund at meetings held on September 13, 2016 and October 18 and 25, 2016. At a meeting held on November 15, 2016, the Executive and Contracts Committee reported to the full Board of Trustees its considerations and recommendation with respect to the Agreements, and the Board of Trustees, including a majority of the Independent Trustees, considered and approved renewal of the Agreements.

The Trustees noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Subadvisers, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Subadvisers. Therefore, in connection with their deliberations noted below, the Trustees primarily focused on the information provided by Western Asset when considering the approval of the Portfolio Management Agreements. The Trustees also noted that the Fund does not pay any management fees directly to any of the Non-U.S. Subadvisers because Western Asset pays the Non-U.S. Subadvisers for services provided to the Fund out of the management fee Western Asset receives from the Fund.

In arriving at their decision to renew the Agreements, the Trustees met with representatives of Western Asset, including relevant investment advisory personnel; reviewed a variety of information prepared by Western Asset and materials provided by Broadridge and counsel to the Independent Trustees; and reviewed performance and expense information for a peer group of comparable funds selected and prepared by Broadridge and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset. These reviews were in addition to information obtained by the Trustees at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, such as information on differences between the Fund’s share price and net asset value per share, and related discussions with the Subadvisers’ personnel.

As part of their review, the Trustees examined the Subadvisers’ ability to provide high quality investment management services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Subadvisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Subadvisers to attract and retain capable research and advisory personnel; the capability and integrity of the Subadvisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Subadvisers’ services with respect to regulatory compliance and compliance with the investment policies of the

48	Western Asset Premier Bond Fund

Fund and conditions that might affect the Subadvisers’ ability to provide high quality services to the Fund in the future under the Agreements, including their business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Subadvisers’ investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, and that the Subadvisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Trustees also reviewed comparisons of the performance of the Fund to the performance of certain comparable leveraged funds in a peer group consisting of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. The Trustees noted that the performance of the Fund exceeded its peer average for each of the one-, three-, five- and ten-year periods ended August 31, 2016.

The Trustees also considered the management fee and total expenses payable by the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Subadvisers’ other clients, including separate accounts managed by the Subadvisers. The Trustees observed that the Fund’s total expenses, whether measured as a percentage of net assets attributable to common assets or total assets, were lower than the average of the fees paid by funds in its peer group and the management fee paid by the Fund to Western Asset, whether measured as a percentage of net assets attributable to common shares or total assets, was lower than the average of the funds in its peer group. They noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of the Subadvisers with similar investment strategies, but that Western Asset was responsible for payment of the management fee to the Non-U.S. Subadvisers and that the administrative and operational responsibilities for the Subadvisers with respect to the Fund were also relatively higher. In light of these differences, the Trustees concluded that the management fee paid by the Fund relative to the fees paid by the Subadvisers’ other clients was reasonable.

The Trustees further evaluated the benefits of the advisory relationship to the Subadvisers, including, among others, the profitability of the relationship to the Subadvisers and the direct and indirect benefits that the Subadvisers may receive from their relationship with the Fund, including any “fallout benefits”, such as reputational value derived from serving as investment adviser to the Fund; and the affiliation between the Subadvisers and Legg Mason Partners Funds Advisor, LLC, the Fund’s administrator. In that connection, the Trustees concluded that the Subadvisers’ profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Trustees noted that Western Asset does not have soft dollar arrangements.

Finally, the Trustees considered, in light of the profitability information provided by Western Asset, the extent to which economies of scale would be realized by the Subadvisers as the assets of the Fund grow. The Trustees concluded that because the Fund is a closed-end fund and does not make a continuous offer of its securities, the Fund’s size was relatively

Western Asset Premier Bond Fund	49

Board approval of management and subadvisory agreements (unaudited) (cont’d)

fixed and it would be unlikely that the Subadvisers would realize economies of scale from the Fund’s growth.

In their deliberations with respect to these matters, the Independent Trustees were advised by their independent counsel, who is independent, within the meaning of the Securities and Exchange Commission rules regarding the independence of counsel, of the Subadvisers. The Independent Trustees weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Trustees judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Trustees, including all of the Independent Trustees, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of investment advisory services being provided by the Subadvisers, but would continue to closely monitor the Subadvisers’ performance; that the fees to be paid to the Subadvisers under the Agreements were fair and reasonable given the scope and quality of the services rendered by the Subadvisers; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

50	Western Asset Premier Bond Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Premier Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Fund’s annual proxy statement includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-888-777-0102.

Independent Trustees†

Robert Abeles, Jr.
Year of birth	1945
Position(s) held with Fund	Trustee
Term of office and length of time served[1]	Since 2013
Principal occupations during the past five years	Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California
Number of portfolios in fund complex overseen by Trustee (including the Fund)[2]	9
Other board memberships held by Trustee during the past five years	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Trustee
Term of office and length of time served[1]	Since 1998
Principal occupations during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member of the International Olympic Committee (since 1986) and Member of Executive Board of International Olympic Committee (since 2013)
Number of portfolios in fund complex overseen by Trustee (including the Fund)[2]	9
Other board memberships held by Trustee during the past five years	None

Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Trustee
Term of office and length of time served[1]	Since 2007
Principal occupations during the past five years

Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)

Number of portfolios in fund complex overseen by Trustee (including the Fund)[2]	9
Other board memberships held by Trustee during the past five years	Occidental Petroleum Corporation, California Resources Corporation and Public Storage

Western Asset Premier Bond Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d

William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Trustee and Chairman
Term of office and length of time served[1]	Since 1997
Principal occupations during the past five years	Chairman of Great Public Schools Now (since 2015); Trustee of The Getty Trust (since 2005); Chairman of Excellent Education Development (since 2000); formerly, Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of portfolios in fund complex overseen by Trustee (including the Fund)[2]	9
Other board memberships held by Trustee during the past five years	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Trustee
Term of office and length of time served[1]	Since 2004
Principal occupations during the past five years	Director of LifeLock, Inc. (identity theft protection company) (since 2015); Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (since 2012); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)
Number of portfolios in fund complex overseen by Trustee (including the Fund)[2]	9
Other board memberships held by Trustee during the past five years	None

Interested Trustees

Ronald L. Olson[3]
Year of birth	1941
Position(s) held with Fund	Trustee
Term of office and length of time served[1]	Since 2005
Principal occupations during the past five years	Partner of Munger, Tolles & Olson LLP (a law partnership) (since 1968)
Number of portfolios in fund complex overseen by Trustee (including the Fund)[2]	9
Other board memberships held by Trustee during the past five years	Graham Holdings Company (formerly, The Washington Post Company) and Berkshire Hathaway, Inc.

52	Western Asset Premier Bond Fund

Interested Trustee and Officer

Jane Trust, CFA[4]
Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office and length of time served [1]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 156 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of portfolios in fund complex overseen by Trustee (including the Fund)	149
Other board memberships held by Trustee during the past five years	None

Officers[5]

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Fund	Principal Financial Officer and Treasurer
Term of office and length of time served[1]	Since 2011 and since 2013
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served[1]	Since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Western Asset Premier Bond Fund	53

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Officers[5] cont’d

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[1]	Since 2007
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund	Identity Theft Prevention Officer
Term of office and length of time served[1]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

Each of the Trustees of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removal from office and applicable law and the rules of the New York Stock Exchange. Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

54	Western Asset Premier Bond Fund

[2]

Each Trustee also serves as a Director of Western Asset Income Fund (closed-end investment company) and oversees the seven portfolios of Western Asset Funds, Inc. (open-end investment companies), which are considered part of the same fund complex as the Fund.

[3]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to the investment adviser.

[4]	Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of LMPFA and certain of its affiliates.

[5]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

Western Asset Premier Bond Fund	55

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

56	Western Asset Premier Bond Fund

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset Premier Bond Fund	57

Dividend reinvestment plan (unaudited)

The Fund and Computershare Inc. (“Agent”), as the Transfer Agent and Registrar of the Fund, offer a convenient way to add shares of the Fund to your account. The Fund offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) of registered shareholders (those who own shares in their own name on the Fund’s records) on the common shares are automatically invested in shares of the Fund unless the shareholder elects otherwise by contacting the Agent at the address set forth below. Shareholders who own shares in a brokerage, bank or other financial institution account must contact the company where their account is held in order to participate in the Plan.

As a participant in the Dividend Reinvestment Plan you will automatically receive your dividend or net capital gains distribution in newly issued shares of the Fund if the market price of a share on the date of the distribution is at or above the NAV of a Fund share, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of the Fund through a broker on the open market. The price per share of shares purchased for each participant’s account with respect to a particular dividend or other distribution will be the average price (including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent. Full and fractional shares will be voted by the Agent in accordance with your instructions.

Additional information regarding the plan

The Fund will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan, which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Trustees may declare. Registered shareholder may terminate participation in the Plan at any time by giving notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination. Shareholders who own shares in a brokerage, bank or other financial institution account must contact the company where their account is held in order to terminate participation in the Plan.

58	Western Asset Premier Bond Fund

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service (IRS) and only one Form 1099-DIV will be sent to participants each year. Inquiries regarding the Plan, as well as notices of termination, should be directed to Computershare Inc., 211 Quality Circle, Suite 210, College Station, TX 77845-4470. Investor Relations Telephone number 1-888-888-0151.

Western Asset Premier Bond Fund	59

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2016:

Record date:	Monthly	4/22/2016	Monthly
Payable date:	January 2016 - March 2016	4/29/2016	May 2016 - December 2016
Ordinary income:
Qualified dividend income for individuals	0.82%	0.82%	0.93%
Dividends qualifying for the dividends
received deduction for corporations	0.40%	0.41%	0.62%
Interest from Federal Obligations	0.83%	0.83%	0.83%

The following information is applicable to non-U.S. resident shareholders:

The following ordinary income distributions paid monthly by the Fund represent Qualified Net Investment Income eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Record date:	Monthly	Monthly
Payable date:	January 2016 - April 2016	May 2016 - December 2016
Qualified net investment income	63.00%	70.00%

Please retain this information for your records.

60	Western Asset Premier Bond Fund

Western Asset

Premier Bond Fund

Trustees

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E. B. Siart

Chairman

Jaynie M. Studenmund

Jane Trust

Officers

Jane Trust

President and

Chief Executive Officer

Richard F. Sennett

Principal Financial Officer and Treasurer

Todd F. Kuehl

Chief Compliance Officer

Robert I. Frenkel

Secretary and

Chief Legal Officer

Jenna Bailey

Identity Theft

Prevention Officer

Jeanne M. Kelly

Senior Vice President

Western Asset Premier Bond Fund

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment advisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent registered public accounting firm

PricewaterhouseCoopers LLP

100 East Pratt Street

Baltimore, MD 21202

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Transfer agent

Computershare Inc.*

211 Quality Circle, Suite 210

College Station, TX 77845-4470

New York Stock

Exchange Symbol

WEA

*	Effective March 14, 2016, Computershare Inc. serves as the Fund’s transfer agent.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your non-public personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE ANNUAL REPORT

Western Asset Premier Bond Fund

Western Asset Premier Bond Fund

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Premier Bond Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

211 Quality Circle, Suite 210

College Station, TX 77845-4470

WASX013147 2/17 SR17-3001

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Robert Abeles, Jr. possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2015 and December 31, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $68,280 in December 31, 2015 and $59,925 in December 31, 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2015 and $0 in December 31, 2016.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $5,860 in December 2015 and $5,920 in December 31, 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $558 in December 31, 2015 and $1,324 in December 31, 2016, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset Premier Bond Fund.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Premier Bond Fund requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Premier Bond Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2015 and 2016; Tax Fees were 100% and 100% for 2015 and 2016; and Other Fees were 100% and 100% for 2015 and 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Premier Bond Fund, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Premier Bond Fund during the reporting period were $337,766 in December 31, 2015 and $200,054 in December 31, 2016.

(h) Yes. Western Asset Premier Bond Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Premier Bond Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	Registrant has a separately - designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Anita L. DeFrantz

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has delegated the voting of proxies relating to its portfolio securities to its advisers, Western Asset Management Company and Western Asset Management Company Limited (together, the “Advisers”). The Proxy Voting Policies and Procedures of the Advisers are attached as an exhibit to this Form N-CSR.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

As of December 31, 2016, a team of investment professionals at the Advisers, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Michael C. Buchanan and Portfolio Manager Christopher F. Kilpatrick manages the Western Asset Premier Bond Fund (the “Fund”).

Messrs. Leech, Buchanan and Kilpatrick have each served as investment professionals for the Advisers for over five years.

The Fund is managed by a team of portfolio managers, sector specialists and other investment professionals. Messrs. Leech, Buchanan and Kilpatrick serve as co-team leaders responsible for day-to-day strategic oversight of the Fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Fund invests.

Other Accounts

As of December 31, 2016, in addition to the Fund, the portfolio manager(s) were responsible for the day-to-day management of certain other accounts, as follows:

Type of Account	Number of Accounts Managed	Total Assets Managed ($ billions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance-Based ($ billions)
S. Kenneth Leech:
Registered Investment Companies	103	154.8	0	0
Other pooled investment vehicles	271	82.4	7	1.6
Other accounts	613	188.5	66	18.5

Michael C. Buchanan:
Registered Investment Companies	44	45.6	0	0
Other pooled investment vehicles	88	36.4	3	1.2
Other accounts	241	78.5	30	11.5

Christopher F. Kilpatrick:
Registered Investment Companies	7	3.2	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	0	0	0	0

Note: With respect to Mr. Leech, the numbers above reflect the overall number of portfolios managed by the Advisers. Mr. Leech is involved in the management of all of the Advisers’ portfolios, but he is not solely responsible for particular portfolios. The Advisers’ investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the Advisers’ overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Potential Conflicts of Interest as of December 31, 2016

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of the Fund’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of the Fund’s trades.

It is possible that an investment opportunity may be suitable for both the Fund and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to the Fund because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Fund, the Adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for the Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or the other account(s) involved. Additionally, the management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of the Fund. For example, a portfolio manager could short sell a security for an account immediately prior to the Fund’s sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sells) with long- only accounts (which includes the Fund) for timing and pattern related issues. Trading decisions for alternative investment and long-only accounts may not be identical even though the same portfolio manager may manage both types of accounts. Whether an Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long-only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long-only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Fund and the other accounts listed above.

Compensation of Portfolio Managers as of December 31, 2016

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Advisers, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Advisers’ business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Portfolio Manager Ownership of Fund Securities

The following table provides the dollar range of securities beneficially owned by each portfolio manager as of December 31, 2016:

Portfolio Manager	Dollar Range of Fund Securities Beneficially Owned($)
S. Kenneth Leech	None
Michael C. Buchanan	None
Christopher F. Kilpatrick	None

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item 10.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CER

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Premier Bond Fund

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 24, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 24, 2017